STEWART CAPITAL MUTUAL FUNDS
PROSPECTUS SUPPLEMENT DATED JANUARY 15, 2009

This information supplements the Stewart Capital Mid Cap Fund Prospectus dated April 30, 2008.  Please keep this supplement for future reference.

ON PAGE 5, THE FIRST SENTENCE OF FOOTNOTE NUMBER 3 TO THE TABLE “ANNUAL FUND OPERATING EXPENSES” IS REPLACED BY THE FOLLOWING.

The Fund and the Adviser have entered into an Expense Limitation Agreement which requires the Adviser to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund do not exceed 1.50%
of the Fund's average net assets, excluding front-end loads, interest, taxes, transaction costs (such as brokerage commissions), fees and expenses of any counsel or other persons or services retained by the Fund's independent trustees, or extraordinary or non-recurring Fund expenses until April 30, 2010.

ON PAGE 29, THE REFERENCE TO THE FUND CO-ADMINISTRATOR IS DELETED.

STEWART CAPITAL MUTUAL FUNDS
STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED JANUARY 15, 2009

This information supplements the Stewart Capital Mid Cap Fund Statement of Additional Information dated April 30, 2008.  Please keep this supplement for future reference.

ON PAGE 15, REFERENCES TO MS. CAHOY AND MR. BETCHWARS ARE DELETED AND THE FOLLOWING INFORMATION IS ADDED TO THE TABLE “INTERESTED TRUSTEE AND FUND OFFICERS”.

Interested Trustee and Fund Officers

Name, Year of Birth, and Address	Length of Time Served*	Principal Position	Occupation During Past Five Years	Other Directorships Served**
Matthew S. Hardin, 1961 Hardin Financial Consulting LLC 7011 Crider Road, Suite 102 Mars, PA 16046	Since January 1, 2009; Appointed annually	Chief Compliance Officer	President, Hardin Financial Consulting LLC, 5/06-Present. Chief Broker-Dealer Counsel, The PNC Financial Services Group, Inc., 8/99-5/06.	**
______________________________
* Commencement of the Fund’s operations in December 2006.
** N/A for Fund officers.

ON PAGE 20, THE SECOND SENTENCE OF THE LAST PARAGRAPH UNDER THE HEADING “INVESTMENT ADVISORY AND OTHER SERVICES” IS REPLACED BY THE FOLLOWING:

Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund normal operating expenses does not exceed 1.50% of the Fund's average daily net assets until April 30, 2010.

ON PAGE 24, UNDER THE HEADING “ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES”, THE LAST FULL PARAGRAPH IS AMENDED TO REFLECT THAT ALLISON-WILLIAMS COMPANY CEASED SERVING AS FUND CO-ADMINISTRATOR EFFECTIVE 12-31-08.

ON PAGE 25, THE FOLLOWING IS ADDED BEFORE THE SECTION “CUSTODIAN”.

Compliance Services

Hardin Financial Consulting LLC (“HFC”), 7011 Crider Road, Suite 102, Mars, PA 16046 provides compliance services pursuant to the Compliance Consulting Agreement with the Fund effective 12-31-08.  Pursuant to such Agreement, HFC is responsible for providing an individual to serve as the Fund’s Chief Compliance Officer and for providing certain ongoing regulatory compliance consulting, monitoring and reporting services designed to satisfy the Trust’s obligations under Rule 38a-1.  For these services, HFC will receive a fee of $2,000.00 per month and reimbursement of reasonable out of pocket expenses.  HFC is not affiliated with the Adviser or any of its corporate affiliates, but does provide compliance support services to the Adviser pursuant to a separate agreement.